UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 31, 2020

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9576 (Commission File Number)	22-2781933 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value per share	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 31, 2020, Owens-Illinois Holding (Australia) Pty Ltd (the “Seller”), an Australian corporation and a wholly owned subsidiary of O-I Glass, Inc., a Delaware corporation (the “Company”), completed the previously announced sale of the Company’s Australia and New Zealand business unit (the “ANZ Disposal”) to Visy Glass (Australasia) Pty Ltd (the “Buyer”) through the sale of all of the shares the Seller owns in ACI Packaging Services Pty Ltd (the “Disposed Company”), an Australian corporation wholly owned by the Seller, pursuant to a Share Sale Deed dated July 16, 2020. As previously disclosed in the Company’s Current Report on Form 8-K filed July 15, 2020, in connection with the ANZ Disposal, O-I Operations (Australia) Pty Ltd, a subsidiary of the Disposed Company, entered into a sale and leaseback arrangement with certain funds of Charter Hall Group with respect to sites owned by subsidiaries of the Disposed Company (that arrangement, together with the ANZ Disposal, the “ANZ Transactions”). The gross proceeds of the ANZ Transactions approximated AUD $947 million (including proceeds from the sale and leaseback agreement, which approximated AUD $214 million). Approximately 95 percent of the gross proceeds are being received at time of closing and the remaining balance will be paid within 12 months of the closing of the ANZ Transactions without conditions precedent.

The foregoing description of the Share Sale Deed is not intended to be complete and is qualified in its entirety by the complete text of the Share Sale Deed, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 15, 2020 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 31, 2020, the Company issued a press release announcing the completion of the ANZ Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated July 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020	O-I GLASS, INC.

	By:	/s/ John A. Haudrich
John A. Haudrich
Senior Vice President and Chief Financial Officer

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